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                                                           EXHIBIT 24.1



                          EDISON INTERNATIONAL

                           POWER OF ATTORNEY



     The undersigned, Edison International, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint , BRYANT C. DANNER, ALAN J. FOHRER, R.K. BUSHEY, BEVERLY P. RYDER, KENNETH S. STEWART, JAMES R. BERG, L.C. CLARK, PATRICIA N. GLAZIER, DOROTHY J. FULCO, JOSEPH G. LLORENS, THOMAS J. DENNIS and CHARLES COOKE, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1996, from time to time during 1996 any Current Reports on Form 8-K and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, for the purpose of complying with Sections 13 or 15(d) of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 20th day of March, 1996.

                           EDISON INTERNATIONAL




                           By               John E. Bryson
                             ----------------------------------------
                                       Chairman of the Board
                                   and Chief Executive Officer


(Seal)

Attest:


       Beverly P. Ryder
--------------------------
         Secretary
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Principal Executive Officer:

     John E. Bryson
---------------------------------   Chairman of the Board, Chief
     John E. Bryson                 Executive Officer and Director

Principal Financial Officer:

     Alan J. Fohrer
---------------------------------   Executive Vice President, Treasurer
     Alan J. Fohrer                 and Chief Financial Officer

Controller and Principal Accounting Officer:

     R. K. Bushey
---------------------------------   Vice President and Controller
     R. K. Bushey

Directors:


    Howard P. Allen
--------------------------    Director  ------------------- Director
    Howard P. Allen                      Ronald L. Olson


--------------------------    Director  ------------------- Director
    Winston H. Chen                      J. J. Pinola


    Stephen E. Frank                     James M. Rosser
--------------------------    Director  ------------------- Director
    Stephen E. Frank                     James M. Rosser


    Camilla C. Frost                     E. L. Shannon, Jr.
--------------------------    Director  ------------------- Director
    Camilla C. Frost                     E. L. Shannon, Jr.


    Joan C. Hanley                       Robert H. Smith
--------------------------    Director  ------------------- Director
    Joan C. Hanley                       Robert H. Smith


    Carl F. Huntsinger                   Thomas C. Sutton
--------------------------    Director  ------------------- Director
    Carl F. Huntsinger                   Thomas C. Sutton



-------------------------     Director  ------------------- Director
    Charles D. Miller                    Daniel M. Tellep


    Luis G. Nogales                      James D. Watkins
--------------------------    Director  ------------------- Director
    Luis G. Nogales                      James D. Watkins


                                         Edward Zapanta
                              Director  ------------------- Director
                                         Edward Zapanta